                                                                    EXHIBIT 99.1

   Student Loan Finance Corporation
   Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
    Section 21 of the Servicing Agreement (Unaudited)

   Education Loans Incorporated - 1999-1 Indenture
   Student Loan Asset-Backed Notes
   Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
   Report for the Month Ended March 31, 2004

I. Noteholder Information
   ----------------------

A. Identification of Notes
   -----------------------

   Series      Description                                        Cusip #              Due Date
   --------------------------------------------------------------------------------------------------
   1999-1A     Senior Auction Rate Notes..........................280907AP1.........December 1,2035
   1999-1B     Senior Auction Rate Notes..........................280907AQ9.........December 1,2035
   1999-1C     Subordinate Auction Rate Notes.....................280907AR7.........December 1,2035
   2000-1A     Senior Auction Rate Notes..........................280907AS5.........December 1,2035
   2000-1B     Senior Auction Rate Notes..........................280907AT3.........December 1,2035
   2000-1C     Subordinate Auction Rate Notes.....................280907AU0.........December 1,2035
   2001-1A     Senior Auction Rate Notes..........................280907AV8.........December 1,2035
   2001-1B     Senior Auction Rate Notes..........................280907AW6.........December 1,2035
   2001-1C     Subordinate Auction Rate Notes.....................280907AX4.........December 1,2035
   2002-1A     Senior Auction Rate Notes..........................280907AY2.........December 1,2035
   2002-1B     Senior Auction Rate Notes..........................280907AZ9.........December 1,2035
   2002-1C     Subordinate Auction Rate Notes.....................280907BA3.........December 1,2035
   2003-1A     Senior Auction Rate Notes..........................280907BB1.........December 1,2035
   2003-1B     Senior Auction Rate Notes..........................280907BC9.........December 1,2035
   2003-1C     Senior Auction Rate Notes..........................280907BD7.........December 1,2035
   2003-1D     Subordinate Auction Rate Notes.....................280907BE5.........December 1,2035

B. Notification of Redemption Call of Notes
   ----------------------------------------

   Series 1999-1:
     None
   Series 2000-1:
     None
   Series 2001-1:
     None
   Series 2002-1:
     None
   Series 2003-1:
     None

C. Principal Outstanding - March, 2004
   -----------------------------------

                          Principal             Principal             Principal              Principal
                       Outstanding,              Borrowed              Payments           Outstanding,
   Series            Start of Month          During Month          During Month           End of Month
   ---------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A        $ 78,000,000.00                 $0.00                 $0.00        $ 78,000,000.00
     1999-1B          39,000,000.00                  0.00                  0.00          39,000,000.00
     1999-1C           9,300,000.00                  0.00                  0.00           9,300,000.00
               ---------------------------------------------------------------------------------------
     Total           126,300,000.00                  0.00                  0.00         126,300,000.00
               ---------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A          54,100,000.00                  0.00                  0.00          54,100,000.00
     2000-1B          54,100,000.00                  0.00                  0.00          54,100,000.00
     2000-1C          22,000,000.00                  0.00                  0.00          22,000,000.00
               ---------------------------------------------------------------------------------------
     Total           130,200,000.00                  0.00                  0.00         130,200,000.00
               ---------------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A          79,000,000.00                  0.00                  0.00          79,000,000.00
     2001-1B          79,000,000.00                  0.00                  0.00          79,000,000.00
     2001-1C          23,800,000.00                  0.00                  0.00          23,800,000.00
               ---------------------------------------------------------------------------------------
     Total           181,800,000.00                  0.00                  0.00         181,800,000.00
               ---------------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A          82,700,000.00                  0.00                  0.00          82,700,000.00
     2002-1B          82,700,000.00                  0.00                  0.00          82,700,000.00
     2002-1C          24,500,000.00                  0.00                  0.00          24,500,000.00
               ---------------------------------------------------------------------------------------
     Total           189,900,000.00                  0.00                  0.00         189,900,000.00
               ---------------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A          52,000,000.00                  0.00                  0.00          52,000,000.00
     2003-1B          67,000,000.00                  0.00                  0.00          67,000,000.00
     2003-1C          69,000,000.00                  0.00                  0.00          69,000,000.00
     2003-1D          30,500,000.00                  0.00                  0.00          30,500,000.00
               ---------------------------------------------------------------------------------------
     Total           218,500,000.00                  0.00                  0.00         218,500,000.00
               ---------------------------------------------------------------------------------------
   Totals           $846,700,000.00                 $0.00                 $0.00        $846,700,000.00
               =======================================================================================

D. Accrued Interest Outstanding - March, 2004
   ------------------------------------------

                   Accrued Interest              Interest              Interest   Accrued Interest       Interest
                       Outstanding,               Accrued              Payments       Outstanding,     Rate As Of
   Series            Start of Month          During Month          During Month       End of Month   End Of Month
   ---------------------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A           $  63,093.33          $  74,013.34           $134,680.00        $  2,426.67       1.12000%
     1999-1B              31,546.67             37,299.16             67,643.33           1,202.50       1.11000%
     1999-1C               8,731.67             10,410.82             18,806.66             335.83       1.30000%
               -----------------------------------------------------------------------------------
     Total               103,371.67            121,723.32            221,129.99           3,965.00
               -----------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A               6,732.44             52,071.25             47,127.11          11,676.58       1.11000%
     2000-1B              42,829.17             51,425.06             47,968.67          46,285.56       1.10000%
     2000-1C               3,128.89             24,334.44             21,902.22           5,561.11       1.30000%
               -----------------------------------------------------------------------------------
     Total                52,690.50            127,830.75            116,998.00          63,523.25
               -----------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A              42,265.00             73,250.56             65,745.56          49,770.00       1.08000%
     2001-1B              27,518.33             76,322.78             70,046.67          33,794.44       1.10000%
     2001-1C              15,470.00             26,642.77             24,064.44          18,048.33       1.30000%
               -----------------------------------------------------------------------------------
     Total                85,253.33            176,216.11            159,856.67         101,612.77
               -----------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A              62,852.00             78,702.83             73,327.33          68,227.50       1.10000%
     2002-1B              42,958.06             78,794.71             70,754.44          50,998.33       1.11000%
     2002-1C              15,618.75             27,800.69             25,725.00          17,694.44       1.30000%
               -----------------------------------------------------------------------------------
     Total               121,428.81            185,298.23            169,806.77         136,920.27
               -----------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A              16,033.33             49,515.56             44,893.33          20,655.56       1.10000%
     2003-1B               6,141.67             63,687.22             57,322.22          12,506.67       1.12000%
     2003-1C              52,440.00             65,665.00             61,180.00          56,925.00       1.10000%
     2003-1D              19,443.75             34,609.03             32,025.00          22,027.78       1.30000%
               -----------------------------------------------------------------------------------
     Total                94,058.75            213,476.81            195,420.55         112,115.01
               -----------------------------------------------------------------------------------
   Totals              $ 456,803.06          $ 824,545.22           $863,211.98        $418,136.30
               ===================================================================================

E.  Net Loan Rates for Next Interest Period
    ---------------------------------------

                     Interest Period
    Series             Starting Date         Net Loan Rate
    -------------------------------------------------------
    Series 1999-1:
      1999-1A              27-Apr-04                 5.43%
      1999-1B              27-Apr-04                 5.43%
      1999-1C              27-Apr-04                 5.05%
    Series 2000-1:
      2000-1A              20-May-04                 6.21%
      2000-1B              29-Apr-04                 5.42%
      2000-1C              20-May-04                 5.83%
    Series 2001-1:
      2001-1A              06-May-04                 6.25%
      2001-1B              13-May-04                 6.22%
      2001-1C              06-May-04                 5.88%
    Series 2002-1:
      2002-1A              30-Apr-04                 6.22%
      2002-1B              07-May-04                 6.20%
      2002-1C              07-May-04                 5.83%
    Series 2003-1:
      2003-1A              14-May-04                 6.23%
      2003-1B              21-May-04                 6.20%
      2003-1C              30-Apr-04                 6.23%
      2003-1D              07-May-04                 5.83%

F.  Noteholders' Carry-Over Amounts - March, 2004
    ---------------------------------------------

                          Carry-Over                                                         Carry-Over
                            Amounts,             Additions              Payments               Amounts,
    Series            Start of Month          During Month          During Month           End of Month
    ----------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                  $0.00                $ 0.00                $ 0.00                 $ 0.00
      1999-1B                   0.00                  0.00                  0.00                   0.00
      1999-1C                   0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                   0.00                  0.00                  0.00                   0.00
      2000-1B                   0.00                  0.00                  0.00                   0.00
      2000-1C                   0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                   0.00                  0.00                  0.00                   0.00
      2001-1B                   0.00                  0.00                  0.00                   0.00
      2001-1C                   0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
    Series 2002-1:
      2002-1A                   0.00                  0.00                  0.00                   0.00
      2002-1B                   0.00                  0.00                  0.00                   0.00
      2002-1C                   0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
    Series 2003-1:
      2003-1A                   0.00                  0.00                  0.00                   0.00
      2003-1B                   0.00                  0.00                  0.00                   0.00
      2003-1C                   0.00                  0.00                  0.00                   0.00
      2003-1D                   0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ---------------------------------------------------------------------------------------
    Totals                     $0.00                $ 0.00                $ 0.00                 $ 0.00
                =======================================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - March, 2004
    -----------------------------------------------------------------

                             Accrued              Interest              Interest                Accrued
                           Interest,               Accrued              Payments              Interest,
    Series            Start of Month          During Month          During Month           End of Month
    ----------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                  $0.00                 $0.00                 $0.00                  $0.00
      1999-1B                   0.00                  0.00                  0.00                   0.00
      1999-1C                   0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                   0.00                  0.00                  0.00                   0.00
      2000-1B                   0.00                  0.00                  0.00                   0.00
      2000-1C                   0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                   0.00                  0.00                  0.00                   0.00
      2001-1B                   0.00                  0.00                  0.00                   0.00
      2001-1C                   0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
    Series 2002-1:
      2002-1A                   0.00                  0.00                  0.00                   0.00
      2002-1B                   0.00                  0.00                  0.00                   0.00
      2002-1C                   0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
    Series 2003-1:
      2003-1A                   0.00                  0.00                  0.00                   0.00
      2003-1B                   0.00                  0.00                  0.00                   0.00
      2003-1C                   0.00                  0.00                  0.00                   0.00
      2003-1D                   0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
      Total                     0.00                  0.00                  0.00                   0.00
                ----------------------------------------------------------------------------------------
    Totals                     $0.00                 $0.00                 $0.00                  $0.00
                ========================================================================================

II. Fund Information
    ----------------

A.  Reserve Funds - March, 2004
    ---------------------------

                                                                                     Amount
                                                                       --------------------
    Balance, Start of Month........................................          $13,015,500.00
    Additions During Month (From Issuance of Notes)................                    0.00
    Less Withdrawals During Month..................................                    0.00
                                                                       --------------------
    Balance, End of Month..........................................          $13,015,500.00
                                                                       ====================

B.  Capitalized Interest Accounts - March, 2004
    -------------------------------------------

                                                                                     Amount
                                                                       --------------------
    Balance, Start of Month........................................                   $0.00
    Additions During Month (From Issuance of Notes)................                    0.00
    Less Withdrawals During Month..................................                    0.00
                                                                       --------------------
    Balance, End of Month..........................................                   $0.00
                                                                       ====================

C.  Acquisition Accounts - March, 2004
    ----------------------------------

                                                                                     Amount
                                                                       --------------------
    Balance, Start of Month........................................        $   7,221,553.53
    Additions During Month:
      Acquisition Funds from Note Issuance.........................                    0.00
      Recycling from Surplus Funds.................................            6,000,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired...........................................                    0.00
      Accrued Income...............................................                    0.00
      Premiums and Related Acquisition Costs.......................                    0.00
    Less Withdrawals for Eligible Loans:

      Total Principal Acquired......................    (10,941,697.97)
      Accrued Interest Acquired.....................        (99,231.59)
      Origination Fees Charged......................        (31,190.04)
      Premiums and Related Acquisition Costs........       (155,734.04)
                                                        --------------
      Net Costs of Loans Acquired..................................          (11,227,853.64)
                                                                       --------------------
    Balance, End of Month..........................................        $   1,993,699.89
                                                                       ====================

D.    Alternative Loan Guarantee Accounts - March, 2004
      -------------------------------------------------

                                                                                             Amount
                                                                             -----------------------
      Balance, Start of Month...............................................          $2,900,450.55
      Additions During Month (Initial Purchase of Student Loans)............                   0.00
      Guarantee Fees Received (Refunded) During Month.......................                   0.00
      Interest Received During Month........................................               2,473.85
      Other Additions (Transfers) During Month..............................             156,199.71
      Less Withdrawals During Month for Default Payments....................            (475,835.71)
                                                                             ----------------------
      Balance, End of Month.................................................          $2,583,288.40
                                                                             ======================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - March, 2004
      ------------------------------------------------

                                                                                             Amount
                                                                             ----------------------
      Balance, Start of Month...............................................        $788,790,386.38
      Initial Purchase of Eligible Loans....................................                   0.00
      Loans Purchased / Originated..........................................          10,941,697.97
      Capitalized Interest..................................................           1,130,649.90
      Less Principal Payments Received......................................         (13,994,131.75)
      Less Defaulted Alternative Loans Transferred..........................            (459,387.27)
      Less Sale of Loans....................................................                   0.00
      Other Increases (Decreases)...........................................              (7,522.11)
                                                                             ----------------------
      Balance, End of Month.................................................        $786,401,693.12
                                                                             ======================

B.    Composition of Student Loan Portfolio as of March 31, 2004
      ----------------------------------------------------------

                                                                                             Amount
                                                                             -----------------------
      Aggregate Outstanding Principal Balance...............................        $786,401,693.12
      Number of Borrowers...................................................                100,048
      Average Outstanding Principal Balance Per Borrower....................        $         7,860
      Number of Loans (Promissory Notes)....................................                218,373
      Average Outstanding Principal Balance Per Loan........................        $         3,601
      Weighted Average Interest Rate........................................                   4.05%

C.    Distribution of Student Loan Portfolio by Loan Type as of March 31, 2004
      ------------------------------------------------------------------------


                                                                Outstanding
                                                                  Principal
      Loan Type                                                     Balance        Percent
      ------------------------------------------------------------------------------------
      Stafford - Subsidized.........................        $219,008,858.36          27.8%
      Stafford - Unsubsidized.......................         158,757,001.11          20.2%
      Stafford - Nonsubsidized......................              11,199.49           0.0%
      PLUS..........................................          44,027,685.25           5.6%
      SLS...........................................              69,133.27           0.0%
      Consolidation.................................         145,333,042.35          18.5%
      Alternative...................................         219,194,773.29          27.9%
                                                      -----------------------------------
      Total.........................................        $786,401,693.12         100.0%
                                                      ===================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of March 31, 2004
    ----------------------------------------------------------------------------

                                                                Outstanding
                                                                  Principal
      Interest Rate                                                 Balance        Percent
      -------------------------------------------------------------------------------------
      Less Than 3.00%...............................        $184,036,712.48          23.4%
      3.00% to 3.49%................................        $229,353,038.72          29.2%
      3.50% to 3.99%................................        $ 29,069,134.67           3.7%
      4.00% to 4.49%................................        $162,244,339.07          20.6%
      4.50% to 4.99%................................        $ 24,065,939.73           3.1%
      5.00% to 5.49%................................        $ 66,542,202.62           8.5%
      5.50% to 5.99%................................        $  5,716,598.73           0.7%
      6.00% to 6.49%................................        $ 26,290,004.63           3.3%
      6.50% to 6.99%................................        $ 14,017,397.29           1.8%
      7.00% to 7.49%................................        $ 25,464,166.95           3.2%
      7.50% to 7.99%................................        $  5,990,539.90           0.8%
      8.00% to 8.49%................................        $  7,752,403.42           1.0%
      8.50% or Greater..............................        $  5,859,214.91           0.7%
                                                      -----------------------------------
      Total.........................................        $786,401,693.12         100.0%
                                                      ===================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of March
   -----------------------------------------------------------------------------
   31, 2004
   --------

                                                                Outstanding
                                                                  Principal
      Borrower Payment Status                                       Balance        Percent
      -------------------------------------------------------------------------------------
      School........................................        $188,835,788.95          24.0%
      Grace.........................................          50,149,272.19           6.4%
      Repayment.....................................         419,373,373.84          53.3%
      Deferment.....................................         105,035,931.24          13.4%
      Forbearance...................................          23,007,326.90           2.9%
                                                      ------------------------------------
      Total.........................................        $786,401,693.12         100.0%
                                                      ====================================


F. Distribution of Student Loan Portfolio by Delinquency Status as of March 31,
   ----------------------------------------------------------------------------
   2004
   ----

                                                                        Percent by Outstanding Balance
                                                             ---------------------------------------------
                                                 Outstanding             Excluding
                                                   Principal          School/Grace           All Loans in
      Delinquency Status                             Balance          Status Loans              Portfolio
      ----------------------------------------------------------------------------------------------------
      31 to 60 Days..................         $16,175,682.72                  3.0%                   2.1%
      61 to 90 Days..................          10,097,980.76                  1.8%                   1.3%
      91 to 120 Days.................           8,652,136.82                  1.6%                   1.1%
      121 to 180 Days................           9,835,709.03                  1.8%                   1.3%
      181 to 270 Days................           9,365,194.90                  1.7%                   1.2%
      Over 270 Days..................           2,066,094.16                  0.4%                   0.3%
      Claims Filed, Not Yet Paid.....           1,742,737.44                  0.3%                   0.2%
                                       -----------------------------------------------------------------
      Total..........................         $57,935,535.83                 10.6%                   7.4%
                                       =================================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of March 31,
   --------------------------------------------------------------------------
   2004
   ----

                                                                Outstanding
                                                                  Principal
      Guarantee Status                                              Balance        Percent
      -------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%....................        $    779,032.96           0.1%
      FFELP Loan Guaranteed 98%.....................         566,427,886.87          72.0%
      Alternative Loans Non-Guaranteed..............         219,194,773.29          27.9%
                                                      -----------------------------------
      Total.........................................        $786,401,693.12         100.0%
                                                      ===================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of March 31,
   --------------------------------------------------------------------------
   2004
   ----

                                                                       Outstanding
                                                                         Principal
      Guarantee Agency                                                     Balance        Percent
      --------------------------------------------------------------------------------------------
      Education Assistance Corporation....................         $419,476,776.71          53.3%
      Great Lakes Higher Education Corporation............          115,558,777.29          14.7%
      California Student Aid Commission...................            8,565,199.51           1.1%
      Student Loans of North Dakota.......................            7,896,553.34           1.0%
      Texas GSLC..........................................            2,637,661.54           0.3%
      Pennsylvania Higher Education Assistance
       Agency.............................................            2,953,500.09           0.4%
      United Student Aid Funds, Inc.......................            7,834,953.01           1.0%
      Other Guarantee Agencies............................            2,283,498.34           0.3%
      Alternative Loans Non-Guaranteed....................          219,194,773.29          27.9%
                                                             -----------------------------------
      Total...............................................         $786,401,693.12         100.0%
                                                             ===================================

I.    Fees and Expenses Accrued For / Through March, 2004
      ---------------------------------------------------

                                                                         For The 3
                                                                      Months Ended
                                                 March, 2004        March 31, 2004
                                           ----------------------------------------
      Servicing Fees...................          $688,094.55         $2,074,697.75
      Treas Mgmt / Lockbox Fees........            12,536.71             33,685.17
      Indenture Trustee Fees...........            18,027.12             51,543.34
      Broker / Dealer Fees.............           182,275.68            535,067.34
      Auction Agent Fees...............            10,936.57             32,104.08
      Other Permitted Expenses.........                 0.00                  0.00
                                           ---------------------------------------
      Total............................          $911,870.63         $2,727,097.68
                                           =======================================

J.    Ratio of Assets to Liabilities as of March 31, 2004
      ---------------------------------------------------

                                                                            Amount
                                                             ----------------------
      Total Indenture Assets..............................         $864,556,671.51
      Total Indenture Liabilities.........................          847,940,524.61
                                                             ---------------------
      Ratio...............................................                  101.96%
                                                             =====================

K.    Senior and Subordinate Percentages as of March 31, 2004
      -------------------------------------------------------

                                                                           Amount
                                                             ---------------------
      Aggregate Values....................................        $865,151,662.42
                                                             ====================
      Senior Notes Outstanding Plus Accrued Interest......         736,954,468.77
                                                             ====================
      All Notes Outstanding Plus Accrued Interest.........         847,118,136.12
                                                             ====================
      Dividend Prerequisites:

        Senior Percentage (Requirement = 112%)............                 117.40%
                                                             ====================
        Subordinate Percentage (Requirement = 102%).......                 102.13%
                                                             ====================
        Available for Dividend - Excess (Shortage)

         Over Dividend Prerequisites......................        $  1,091,163.58
                                                             ====================

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